EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2003 of Stryker Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Brown, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN W. BROWN

John W. Brown,
Chief Executive Officer

May 5, 2003

A signed original of the written statement required by Section 906 has been provided to Stryker Corporation and will be retained by Stryker Corporation and furnished to the Securities and Exchange Commission or its staff upon request.